                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           SPDR(R) Index Shares Funds
             (Exact name of registrant as specified in its charter)

               Massachusetts                               See Below
--------------------------------------------------------------------------------
         (State of incorporation or             (I.R.S. Employer Identification
               organization)                                number)

One Lincoln Street, Boston, Massachusetts                   02111
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

----------------------------------------------------------------------------------------------------------
            TITLE OF EACH CLASS                  NAME OF THE EXCHANGE ON                I.R.S. EMPLOYER
            TO BE SO REGISTERED            WHICH EACH CLASS IS TO BE SO REGISTERED   IDENTIFICATION NUMBER
----------------------------------------------------------------------------------------------------------
   SPDR(R) S&P(R) International Consumer          American Stock Exchange                  26-2524091
         Discretionary Sector ETF
----------------------------------------------------------------------------------------------------------
   SPDR(R) S&P(R) International Consumer          American Stock Exchange                  26-2524153
           Staples Sector ETF
----------------------------------------------------------------------------------------------------------
SPDR(R) S&P(R) International Energy Sector        American Stock Exchange                  26-2524202
                   ETF
----------------------------------------------------------------------------------------------------------
  SPDR(R) S&P(R) International Financial          American Stock Exchange                  26-2524256
               Sector ETF
----------------------------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------------------------
SPDR(R) S&P(R) International Health Care         American Stock Exchange                  26-2524307
              Sector ETF
---------------------------------------------------------------------------------------------------------
 SPDR(R) S&P(R) International Industrial         American Stock Exchange                  26-2524364
              Sector ETF
---------------------------------------------------------------------------------------------------------
 SPDR(R) S&P(R) International Materials          American Stock Exchange                  26-2524430
              Sector ETF
---------------------------------------------------------------------------------------------------------
 SPDR(R) S&P(R) International Technology         American Stock Exchange                  26-2524483
              Sector ETF
---------------------------------------------------------------------------------------------------------
      SPDR(R) S&P(R) International               American Stock Exchange                  26-2524556
      Telecommunications Sector ETF
---------------------------------------------------------------------------------------------------------
 SPDR(R) S&P(R) International Utilities          American Stock Exchange                  26-2524613
              Sector ETF
---------------------------------------------------------------------------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates:
333-92106

Securities to be registered pursuant to Section 12(g) of the Act: None



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Item 1.  Description of Registrant's Securities to be Registered

A description of the shares of beneficial interest, $0.01 per value ("Shares"), of each of the SPDR(R) S&P(R) International Consumer Discretionary Sector ETF, the SPDR(R) S&P(R) International Consumer Staples Sector ETF, the SPDR(R) S&P(R) International Energy Sector ETF, the SPDR(R) S&P(R) International Financial Sector ETF, the SPDR(R) S&P(R) International Health Care Sector ETF, the SPDR(R) S&P(R) International Industrial Sector ETF, the SPDR(R) S&P(R) International Materials Sector ETF, the SPDR(R) S&P(R) International Technology Sector ETF, the SPDR(R) S&P(R) International Telecommunications Sector ETF and the SPDR(R) S&P(R) International Utilities Sector ETF, each a series of the registrant, is set forth in Post-Effective Amendment No. 21 to the registrant's Registration Statement on Form N-1A (Securities Act file number 333-92106; Investment Company Act file number 811-21145), as filed with the Securities and Exchange Commission on July 16, 2008, which description is incorporated herein by reference. Any form of supplement to the registrant's Registration Statement on Form N-1A that is subsequently filed is hereby also incorporated by reference herein.

Item 2.  Exhibits

(a)(1) Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(i) to the registrant's Registration Statement on Form N-1A.

(a)(2) Registrant's Amendment to the Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(ii) to the registrant's Registration Statement on Form N-1A.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the registrant's Registration Statement on Form N-1A.

(c) Registrant's Form of Global Certificate, incorporated herein by reference to Item 2(c) to the registrant's registration of securities filed pursuant to Section 12(b) on Form 8-A/A on August 1, 2007 (Securities Exchange Act file number 001-31471).





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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

SPDR INDEX SHARES FUNDS


By:   /s/ Ryan M. Louvar
      -----------------------------
      Ryan M. Louvar
      Assistant Secretary

Date: July 18, 2008